Consistency Driving Value

AGA Financial Forum

Orlando, Florida

May 8, 2001

NJR

New Jersey Resources

Regarding Forward Looking Statements

This presentation contains forward-looking statements. NJR wishes to caution persons reading or hearing this presentation that the assumptions which form the basis for forward-looking statements such as earnings goals include many factors that are estimates of future market condition. These include, but are not limited to, the behavior of other market participants, weather conditions, economic conditions in NJNG's service territory, changes in state regulation, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts, and other uncertainties.

New Markets Create New Opportunities



Total Energy Deliveries
Core Customers
Off-System Sales
Capacity Release
Retail Marketing
Energy Management
Billion Cubic Feet
300
225
150
75
0
64
105
164
254
320
1992
1994
1996
1998
2000

NJR has consistently profited from new market opportunities

NJR New Jersey Resources

Strong Earnings Growth



$3.50
$3.00
$2.50
$2.00
CAGR: 7.05%
$2.22
$2.35
$2.51
$2.71
$2.90*
$3.10*
$2.71
$2.87
1997
1998
1999
2000
2001E
2002E
2000
2001
September 30
March 31

- Working toward our 10th consecutive year of EPS growth
- Forecast EPS growth of 7 to 9 percent annually

Based on continuing operations.
*** Wall Street consensus estimates.**

NJR New Jersey Resources

Return on Equity



15.0%
14.5%
14.0%
13.5%
13.0%
12.5%
12.0%
11.5%
12.8%
13.4%
13.9%
14.2%
14.5%
14.8%
1995
1996
1997
1998
1999
2000

Based on continuing operations

- Highest ROE in gas industry 2000
- Our highest level in 16 years
- Allowed ROE of 11.5 percent

Dividend Rate and Payout Ratio



$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.52
$1.56
$1.60
$1.64
$1.68
$1.72
$1.76 *
1995
1996
1997
1998
1999
2000
2001

* Effective January 2, 2001



90%
80%
70%
60%
50%
79%
75%
72%
70%
67%
63%
1995
1996
1997
1998
1999
2000

- Six increases in five years
- Lowest payout ratio since 1984

NJR New Jersey Resources

What's Behind the Numbers?

- Strong customer growth
- Excellent Regulatory relationships
- Corporate commitments to profitable growth
  - ✓ Productive use of resources
  - ✓ Taking advantage of emerging opportunities
- Profitable unregulated businesses
- Responsible financial management

Our Service Area

- 3 percent annual customer growth rate; nearly double the national average
- Population growing faster than state average
- Largest independent LDC in New Jersey


NJNG
NYC
New Jersey Natural Gas
Phila.
Atlantic City

2000 Census Data

		In New Jersey (21 Counties)		Nationally (3,141 Counties)
County	Population Change	% Change	Rank	Rank
Ocean	78,000	17.9	2	77
Monmouth	62,000	11.2	8	109
Morris	49,000	11.6	7	154


NJNG
NYC
New Jersey Natural Gas
Phila.
Atlantic City

- **Over 188,000 new residents**
- **19 percent of total State population live in our service area**
- **NJNG service area population change ranks in the top 5 percent nationally**

Customer Growth

- **New customers contribute approximately $6.0 million of new margin annually**
- **NJNG captures 95 percent of new construction**
- **Profitable mix of conversion and new customers**


14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
12,465
11,819
11,890
12,558
6,769
7,541
1997
1998
1999
2000
2000
2001
September 30
March 31
New Construction
Conversions

NJR New Jersey Resources

Customer Growth Targets

- 40 percent conversion target each year
- Another 950 customers adding natural gas heating to existing service each year


15,000
10,000
5,000
0
12,350
12,700
13,000
2001
2002E
2003E
September 30
New Construction
Conversions

The Potential of our Markets



Pending
3,224
Conceptual
9,889
Preliminary
23,332
25,291
Final

New Customers = 61,736

Conversions = 169,119



Non-heat Customer
11,300
Non-gas off main
78,640
79,179
Non-gas
on main

Sources: Local Planning Boards and NJNG Harte Hanks Study, February 2001

Regulatory Partnerships

By partnering with our regulators, NJNG has been able to:

- **Optimize assets through margin-sharing formulas on off-system and capacity release sales for the benefit of customers and shareowners**
- **Open new markets and offer customers choices**
- **Settle several proceedings required by EDECA**
  - ✓ **Unbundling**
  - ✓ **Customer Account Services**
  - ✓ **Comprehensive Resources Analysis**

NJR New Jersey Resources

Regulatory Partnerships

A Two-Way Street

- Several agreements give regulators what they need in exchange for shareowner value. Some examples:

Regulators	Company
Unbundling	New incentive to reduce capacity with 60/40 sharing
80/20 reduced	
3-year LGA settlement - lowered customer increase	Interest on underrecovered balance

NJR New Jersey Resources

Natural Gas Prices

- Over the past winter, wholesale costs more than doubled
- NJNG prices
  - ✓16 percent increase in November
  - ✓2 percent increases granted for December through July
- BPU-approved mechanism
  - ✓Allows NJNG to recover gas cost underrecoveries with 5.5 percent interest rate

NJNG Residential Price Equivalent



$ per 100,000 btus
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.03
$1.51
$1.87
$3.07
Natural Gas
Oil - Full Service
Propane
Electric

Price of natural gas includes price updates as of July 1, 2001
Source: Monthly sample of oil and propane dealers as of April 1, 2001

Off-System & Capacity Management Programs



$30
$25
$20
$15
$10
$5
$0
Millions
$2
$6
$16
$20
$23
$28
$26
$27
$27
$16
$20
1992
1993
1994
1995
1996
1997
1998
1999
2000
2000
2001
Customer Credits
Shareowner Margin

Since 1992, off-system sales/capacity management have generated over $154 million of credits to customers and total EPS of $1.33.

NJR New Jersey Resources

Customer Satisfaction



BPU Complaints per 1,000 Customers
4.50
3.00
1.50
0.00
3.72
2.27
2.15
1.32
1.05
0.65
SJI
NUI
CIV
GPU
PEG
NJR

NJNG has achieved the best customer complaint record in NJ for eight straight years

Improved Productivity

- The cost of adding a new customer has declined nearly 23 percent, while O&M productivity has improved by 10 percent since 1992. Primary drivers have been:
  - ✓Balanced marketing strategy
  - ✓Changes in work processes

New Customer Cost



$3,000
$2,250
$1,500
$750
$0
$2,456
$1,892
1992
2000

O&M as a Percent of Margin



60%
40%
20%
0%
45.30%
40.70%
1992
2000

NJR New Jersey Resources

Productivity & Incentives

- Virtually every employee is a shareowner
- $2.5 million of incentive pay at risk; 5 percent of total payroll
- Incentives paid in cash and stock
- Bargaining Unit participates in the incentive plan

Customers per Employee


700
350
0
563
421
NJR
Peer Group

Margin per Employee


$270
$210
$150
Millions
$267
$220
NJR
Peer Group

Excellence in Operations Program

- Builds on successful 1999 EIO program
- 8 active process improvement teams
  - ✓ Appliance Parts
  - ✓ Construction Restoration
  - ✓ Distribution Leak Repair
  - ✓ IBS Support
  - ✓ Service Company Financial
  - ✓ PMT
  - ✓ Service to Low Income Customers
  - ✓ Utility Services Redesign
- Diverse team membership
  - ✓ Mix of S&P, GO, Union, Contractors, Suppliers
- Most teams target summer completion

Fiscal YTD 2001 Capital Expenditures

- Economic Value Added Process
- Margin from new customers must cover associated capital costs
- System integrity spending up to depreciation level
- Other project evaluated on EVA basis



Total: $23.0
$11.4
$3.1
$0.5
Millions
$8.0
New Customer
Other Utility
System Integrity
Non-Utility

Share Repurchase & DRP Programs

April 30, 2001

	Share Repurchase Program	Dividend Reinvestment
Plan implemented	9/96	7/96
Shares authorized	1,500,000	N/A
Shares purchased on open market	1,253,270	422,813
Total cash investment ($MM)	$44.7	$12.8
Average investment per share	$35.75	$30.31

Since beginning these programs, we have returned over $189 million to shareowners, including dividends

NJR New Jersey Resources

Capital Structure


1995
56%
3%
41%
2000
47%
53%
Common Equity
Preferred
LT Debt

Credit Rating: Moody's A-2 S&P A

NJR New Jersey Resources

Diversified Growth Drivers

Additional growth drivers

- **Wholesale Services**
  - ✓ Storage and marketing
  - ✓ Fuel management
  - ✓ Basis and Day Trading
- **Home Services - Heating & air conditioning repair**
- **Iroquois pipeline**
  - ✓ Recently increased equity interest to 3.28 percent
- **Distributed Generation (Future)**

Wholesale Energy Services

- Wholesale Energy Services are a growing contributor of total earnings
- Early player in wholesale energy services
- Diverse product line
  - ✓ Storage and marketing
  - ✓ Fuel management
  - ✓ Basis and Day Trading



EPS Contributions
$0.20
$0.15
$0.10
$0.05
$0.00
$0.12
$0.17
$0.19
1999
2000
2001E

NJR Home Services

- Transfers NJNG successful appliance service business to a non-regulated subsidiary
- Current services offered include:
  - ✓ Repair and servicing of all types of natural gas appliances
  - ✓ Air conditioning repair
  - ✓ Residential Duct cleaning
- NJNG provides billing and customer inquiry functions

Profitable New Opportunities for NJR



Combined Load Profile
Dth
30
25
20
15
10
5
0
Jan.
Feb.
March
April
May
June
July
Aug.
Sept.
Oct.
Nov.
Dec.
Natural Gas Load
Fuel Cell Load

When combined, NJNG can increase throughput and more efficiently utilize their distribution system and human resources.

Key Points

- **NJR's goal of 7 to 9 percent earnings growth is based on:**
  - ✓ **Strong customer growth**
  - ✓ **Productivity Improvements**
  - ✓ **Complementary unregulated services**
- **Our goal is supported by:**
  - ✓ **A proven track record**
  - ✓ **Excellent regulatory relations**
- **Unregulated services do not require large amounts of capital**


2001E Earnings Per Share
NJR Energy Services 7%
NJNG 87%
1%
NJR Home Services
5%
OSS/CM

NJR New Jersey Resources

Visit our Web site www.njliving.com


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